                                                                  EXHIBIT 10.4
------------------------------------------------------------------------------
NCR
ORDER FOR SERVICES                                         NCR Corporation
------------------------------------------------------------------------------
Customer Name

NET.B@NK
-------------------------------------------------------------------------------
Street Address

950 NORTH POINT PARKWAY, SUITE 350
-------------------------------------------------------------------------------
City, State and Zip Code

ALPHARETTA, GA 30005
-------------------------------------------------------------------------------
Customer Number                Initial Term               Contract Order Number

                               60 Months
-------------------------------------------------------------------------------

YOU AGREE TO PURCHASE OR LICENSE AND NCR CUSTOMER INFORMATION SERVICES (CIS), ON ACCEPTANCE, AGREES TO FURNISH THE APPLICATIONS LISTED BELOW FOR THE TERM INDICATED AND THE PRICES SPECIFIED ON THIS ORDER.

TERM - The term for each processing application will commence upon the first processing of such application by NCR for you and will continue for the period specified. The term for any periodic Software license granted will commence upon delivery of the Software to you and will continue for the period specified. Estimated processing start dates and delivery dates are subject to change. Thereafter, the term for each such processing application and each Software license will renew automatically for successive one-year terms unless written notice of termination for each processing application and Software license is given. Notice of termination must be given not less than one hundred eighty (180) days prior to the scheduled end date of the initial term or renewal term when the termination will become effective.

CHARGES -- Customer shall pay for Processing Services and Software in accordance with the rates and terms specified in this Order.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NCR Electronic Banking Service            5614
("EBS")
-------------------------------------------------------------------------------

Ordered NCR Product and Services are subject to the Addendum, dated September 17, 1998, between You and NCR.

-------------------------------------------------------------------------------
Executed by You                              NCR Customer Information Services
(Type or Print Name and Title)

Don Shapleigh, President

-------------------------------------------------------------------------------
Authorized Signature          Date          Authorized Signature      Date

/s/ Don Shapleigh             9/17/98      [Signature illegible]      12/16/98

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ORDER FOR SERVICES                                              NCR CORPORATION
                                                                    Page 4
-------------------------------------------------------------------------------
Service Offering

NCR will host & operate your front-end Internet Banking and Bill Payment application (also known as the EDIFY Electronic Banking System) as more fully set forth in Attachment A hereto which is incorporated herein by this reference.

NCR's responsibility is solely for the management of the server located at NCR's Processing Center and maintenance of that server, including the Edify application. Fees for third party services (i.e. Bisys, Checkfree, communications lines) are your responsibility unless otherwise agreed in the Contract.

You and NCR agree to communicate to their respective employees & subcontractors the relationship between the parties and the commitments herein for the purpose of promoting a successful relationship and the provision of high quality service to your end-users. You and NCR agree that it will train its respective personnel on the operation and support of the system to maximize availability and promote a positive working relationship.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Hours of On-line Operations

Standards hours of on-line system availability for NCR's Electronic Banking Service are 24 hours a day, 7 days a week, excluding scheduled maintenance downtime.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Reports

You will be able to obtain WEB activity reports through the standard Bank Administration feature of the EDIFY EBS application.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Supplemental Terms Applicable to NCR Electronic Banking Systems

NCR and its third party suppliers have used commercially reasonable efforts to mitigate the risk of any unauthorized access to the NCR Electronic Banking Service and your data residing on NCR's servers. NCR's liability to you for any unauthorized access caused solely by NCR's intentional and willful acts is limited to your actual direct damages not to exceed the value of your 4 most recent monthly payments as of the date the unauthorized access occurred.

You agree to comply with United States laws with regard to transmission of technical data which is exported from the United States. You agree not to use this service (a) for illegal purposes, or (b) to interfere with or disrupt other network users, network services, or network equipment.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NCR's Liability

Notwithstanding Section 9.3 of the Addendum, in the event NCR does not provide Services as defined herein due solely to nonperformance by NCR and not by any third party, NCR agrees to provide a credit to you, on a subsequent invoice, equal to the amount of your direct, actual damages incurred solely due to NCR's nonperformance, not to exceed 5% of the Customer Fees paid to NCR in the month the direct, actual damages were incurred. This is your sole and exclusive remedy for direct, actual damages incurred due to NCR's nonperformance.

-------------------------------------------------------------------------------

ORDER FOR SERVICES                                              NCR CORPORATION
                                                                    Pagd 5
-------------------------------------------------------------------------------
Support

Your trained personnel will accept all initial calls from your end-users and your personnel, and will handle all user-solvable items, and all calls for assistance with browser's, access to the internet, and other items you provide to your personnel and end-users. Your EDIFY EBS-trained administrator(s) is responsible for contacting NCR in the event the problem cannot be corrected without NCR's and/or EDIFY's involvement.

NCR will provide telephone support to your EBS-trained administrator(s) on a 7 x 24 basis to address emergency production-related support requests, and will be available 8:00 a.m. to 5:00 p.m., local time, Monday through Friday, excluding Holidays, to assist all other support requests regarding EBS.

NCR's responsibility is solely for the management of the server located at NCR's Processing Center and maintenance of that server, including the Edify application. Fees for third party services (i.e. Bisys, Checkfree, communications lines) are your responsibility unless otherwise agreed in the Contract. In the event a problem arises which cannot be isolated solely to the server and/or Edify application at NCR's Processing Center, NCR will escalate the incident to you at AIB's support telephone number (________ ) for resolution. Escalation procedures for service issues which arise at either NCR or Net.B@nk including Bisys) are attached as Exhibit B.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Deconversion Services

Upon termination of this Order for any reason, NCR will provide you deconversion services if you place an Order for deconversion services sufficiently in advance of the required delivery date of such services to allow NCR to allocate appropriate resources. Ninety days will be sufficient notice at all times. As part of the deconversion process, and subject to
Section 11.4 of the Addendum, NCR will return the Edify and related software acquired by you and provided to NCR, and provide access to NCR's hardware containing your files to your personnel. NCR will work with your new provider to convert any computer files, including customer data files and Edify software files, to a format that is usable by your new service provider. NCR will provide reasonable assistance with your deconversion activities, including designation of a primary point of contact with NCR and meeting your reasonable deconversion schedule.

Prices for deconversion services will be provided at the time such services are requested and based on NCR's then-current prices. Based on the initial conversion effort expended by NCR to convert your Edify support from Bisys to NCR, NCR reasonably estimates the deconversion effort, assuming similar activities, would be approximately 50 days of effort. NCR's current prices for Analyst time is $150/hour and Computer time at $500/hour.

The Contract provisions relating to the provision of deconversion services will survive any termination until the completion of the services.

If a third party can provide certain deconversion services, you can obtain those services from such third party. Any third party utilized by you may be required to enter into NCR's standard non-disclosure agreement.

-------------------------------------------------------------------------------

ORDER FOR SERVICES                                              NCR CORPORATION
                                                                    Page 6

Any Services or Products not listed on this Order but requested by you will be provided at NCR's then-current prices.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5614-1554   Implementation Fee:                              $79,545   One Time
            Includes Server, Windows NT
            Operation System, LifeKeeper software,
            32-user Oracle database, and Edify
            software initial implementation.
            Application will run on (2) NCR 4300 NT
            40 PP 200/512m, or operationally
            equivalent systems.
            System configuration is:
            --   LifeKeeper Connected
            --   (2) Dyadic P6 200/512
            --   (8) 128 MB Memory DIMM
            --   (2) Adpt - Dual Ethernet PCI
                     10/100
            --   (2) HD Disk - 4 GB 10000 F/W Hot Plug
            --   (6) HD Disk - 9 GB 10000 F/W Hot Plug
            --   (2) Tape - 8 mm 7/14 GB
            --   (2) Internal UPS
            --   (2) Power Supply - 625W
            --   (2) Windows NTS 4.0, 5 CAL/English
            --   (2) 17" Color SVGA Monitor
            --   (2) Monitor Power Cable - USA
            --   32 User Oracle License
            --   Checkpoint or equivalent Firewall

-------------------------------------------------------------------------------
5614-1392   Hardware and Software maintenance service,       $ 1,500   Month
            excluding Edify application
-------------------------------------------------------------------------------

ORDER FOR SERVICES                                              NCR CORPORATION
                                                                    Page 7

-------------------------------------------------------------------------------
N/A         Communication Fees:                   N/A
            Neither Bisys, Checkfree, nor any
            other communication fees with any
            third party are included and are
            your responsibility unless you and
            NCR agree in writing that NCR will
            source and manage any such
            communication line and its
            corresponding fee(s).
-------------------------------------------------------------------------------
5614-1007   Customer Fees*, per customer:                         Month
            -- 1 to 5,000                              $1.49 ea.
            -- 5,001 to 10,000                         $1.45 ea.
            -- 10,001 to 20,000                        $1.40 ea.
            -- 20,001 to 30,000                        $1.36 ea.
            -- 30,001 to 40,000                        $1.32 ea.
            -- >40,000 customers                       $1.28 ea.

-------------------------------------------------------------------------------
5614-1007   Monthly Minimum Charge (inclusive
            of monthly Maintenance Fees and
            Customer Fees)                             $5,000.00   Month    Min.

-------------------------------------------------------------------------------

-- The Customer Fees include all Services hereunder, except for the implementation and Deconversion Services, including Equipment and Software upgrades made by NCR to fulfill its obligations hereunder and to accommodate growth of your end-user customer base. Other enhancements (i.e. additional or expanded functionality) will be made by mutual agreement of the parties and may be chargeable to you.

-- No NCR Policies as defined in Section 2.2 of the Master Agreement apply to this Order or Contract.

-- NCR may only increase prices at the beginning of each Renewal Term and such increase will not exceed the greater of the United States Bureau of Labor Statistics, Consumer Price Index for all Urban Consumers, U.S. City Average, Services (1982-1984=100) as published from time to time or 5%, and NCR will provide you with written notice of any price increase 90 days in advance of the effective date. You may contact NCR at a earlier date (within reason) to obtain the price increase for the subsequent Renewal Term and it will be provided to you as soon as reasonably possible. Notwithstanding the foregoing, notices of increases on any third party pass through charge items will be provided when NCR receives notice and will be effective as of the date stated on such notice.

-- NCR warrants that the NCR 4300, NCR LifeKeeper Software, and MS Windows NT operation system are or will be Year 2000 Qualified by December 31, 1998, in accordance with NCR's Year 2000 Qualification Requirements Definition. If any of these components are not Year 2000 Qualified by this date, if NCR cannot remedy nonconformance within a reasonable time, you may terminate this Order without payment of early termination charges provided you deconvert prior to December 31, 1999, if NCR becomes aware of any Year 2000 issues with other third party equipment or software used in this operating environment, NCR will advise you of such issues. You and NCR agree to work together to make appropriate product adjustments to minimize the impact of any such Year 2000 issues.

--    There are no NCR Product Specifications applicable to this Order.

ORDER FOR SERVICES                                             NCR CORPORATION
                                                                   Page 8

-- Notwithstanding any terms to the contrary in this Contract, no terms in this Contract apply to, govern or limit in any way the relationship and contractual agreements between you and Edify, Bisys, Checkfree and any other third party with whom you have a direct contractual relationship.

-- NCR's sole remedy for your breach of your obligations in section 8 of the Master Agreement is to terminate this Contract if you have not cured such breach within 30 days of notice thereof. If NCR terminates under this provision, Services will be provided for up to 6 months after the end of the cure period to allow for an orderly transition to a new provider. Termination by NCR will not relieve you of your payment obligations or any other obligations which survive termination or expiration.

-- For the purposes of this Order, the time period stated in paragraph 6.7 of the Addendum will be extended from 2 business days to 5 business days.

-- If NCR is unable to reperform Services as warranted under Section 9.0 of the Processing Services Addendum and Section 7.3 of the Master Agreement and this Order for Services within a reasonable time given the severity of the problem (including by correcting any non-conforming Deliverables), you may terminate this Contract without payment of early termination fees and obtain a refund of your payments to NCR for those services and/or associated Deliverables. Your refund for this fixed term Services Contract will not exceed your most recent three monthly payments for such services. This provision will apply only for the services specified in this Order for Services.

                       ATTACHMENT A TO ORDER FOR SERVICES

(1)      Service Description

-- You have responsibility for the overall project management function for the migration of your EBS System from Bisys to NCR. NCR will provide project management and technical support services, resources, and communication infrastructure necessary for it to perform its responsibilities associated with the migration of AIB's EBS System from Bisys to NCR, and NCR's Project Manager will work closely with your Project Manager to facilitate this effort.

-- NCR agrees to obtain and install a digital certificate for implementation of SSL encryption with the assistance of AIB. The third party charge for such digital certificate will be invoiced to AIB at NCR's cost.

-- NCR will provide a secure S.A.S. No. 70 or equivalent complaint operational environment for the EDIFY Electronic Banking System Software by March 31, 1999. This shall include, at a minimum:

      --  EDIFY Transaction Server
      -- Electrical power backed up by a UPS to sustain an electrical outage of up to two hours.
      --  Connectivity to the Bisys host through a 56Kb SDLC link
      --  Access to the Internet, protected by NCR's firewall
      -- A backup environment along with an implementation plan for a "backup" transaction server (the cost for all EDIFY backup software licenses acquired by NCR will be passed to AIB)
If NCR has not provided the S.A.S. No. 70 or equivalent environment by March 31, 1999, you may notify NCR of such nonconformance, and NCR will have 6 months to correct such nonconformance provided that NCR has been taking reasonable steps to provide this environment. If NCR does not succeed in providing this environment, you may terminate this Order without payment of early termination charges.

-- NCR will host the EDIFY HTML and CGI code necessary to permit communication between the NCR Windows NT Web Server and the Internet.

-- NCR will provide monitoring services which include taking corrective actions as required for monitoring the health of:

      --  the NCR Web Server and Firewall
      --  NCR's Electronic Banking Service
      -- NCR owned and controlled routers providing access to the Internet -- Connectivity between the NCR Web Server and the EDIFY EBS Server

-- NCR will consult and cooperate with Bisys and EDIFY to resolve issues relating to:
      --  Oracle database maintenance
      --  Host connectivity-related service issues

-- AIB is responsible for all end-user client service support, and will refer to EDIFY for EBS application support.

-- NCR will host and operate the EDIFY Transaction Server and provide 7 x 24 support for this service.

-- NCR warrants that system components under direct control by NCR will be up 98% of the time outside of scheduled downtime. NCR will measure availability monthly. In addition to scheduled maintenance downtime, other downtime due to reasons beyond NCR's control (i.e. existence of force majeure condition) will be excluded from the availability calculation. If the 98% availability is not met for 3 consecutive months due to reasons within NCR's control, you may terminate this Order without payment of early termination charges with written notice to NCR within 30 days of the end of this 3 month period and you deconvert from NCR Services within 9 months of the end of this 3 month period. NCR warrants that scheduled maintenance downtime will be conducted from midnight to 5:00 A.M. Eastern Time on

      Saturday and Sunday nights not to exceed twelve hours per month.

-- Within 30 minutes of NCR getting notice of a problem that will cause customer service interruption, NCR will notify AIB of such problem and provide AIB with an estimated time the problem will be corrected if known. AIB agrees to provide and man a 7 x 24 hour "hot line" or beeper service to answer such calls from NCR.

-- NCR warrants that it will monitor Internet bandwidth and system hardware availability and increase the bandwidth and system hardware as AIB growth requires it.

-- NCR will use commercially reasonable efforts to work with EDIFY, Bisys, and Checkfree to troubleshoot problems that occur.

-- NCR warrants that it will use commercially reasonable efforts to correct any system malfunction, and will apply resources consistent with the severity of the problem.

-- NCR will actively monitor the operating environment whether by electronic means or otherwise, the NCR Web server, firewall, EBS Transaction server and NCR owned and controlled routers to minimize downtime.

-- NCR's liability for any intentional, willful or reckless misconduct with respect to the security of NCR's Electronic Banking Service is defined in the Master Agreement under Section 11.6.

-- An independent review of the implementation of the NCR Electronic Banking Service will be performed, the cost of which will be the responsibility of AIB. This review shall be performed by a computer security specialist and will include attempts to gain unauthorized and/or undetected access to the system. A report will be completed by the independent security specialist performing the review stating that, with reasonable certainty, no unauthorized or undetected access to customer accounts occurred. This review shall be performed and the report delivered to AIB in Q1, 1999. NCR further agrees that it will attempt to correct all deficiencies noted in the report which are under its control within a reasonable period of time.

-- NCR may pass through all increases in pass through communications charges, third party maintenance, Checkpoint annual subscription fees, digital certificate renewal fees, or other third party charges.

-- AIB agrees to grant NCR access to its EDIFY EBS application, any and all customer and account information, operating systems, databases and third party systems to enable NCR to perform the services described in this Contract.

-- NCR agrees to provide AIB with procedures and processes to facilitate the periodic update of the static pages (Main and Administrative) hosted on the NCR Web Server.

-- A party whose performance is delayed or is likely to be delayed due to a force majeure event shall provide prompt written notice of such event to the other party and in such notice shall set forth in detail the steps such party is taking to minimize the effects of the force majeure event on its inability to perform, such as finding alternate providers or securing back-up equipment or services.

                        ATTACHMENT B TO ORDER FOR SERVICES

                         NCR ELECTRONIC COMMERCE SOLUTIONS
                            CONTACT AND ESCALATION LIST

FIRST LEVEL SUPPORT
-------------------

Help Desk                  1-888-279-1673            All

SECOND LEVEL SUPPORT
--------------------

Brian Fleming              (860) 652-1263            East Region

Diane Johnston             (410) 720-6597            Central Region
Rege Shaw                  (410) 720-6844            Central Region

Bob Goble                  (972) 401-6190            West Region

Christian Cool             (757) 459-4318            CIF/Autobank

Charlie Hart               (937) 445-6730            General Technical Support
Dave Mills                 (609) 371-2952            General Technical Support

After Hours                (410) 720-6533            Data Center Operations

ELECTRONIC COMMERCE SOLUTIONS MANAGER - ESCALATION LEVEL ONE
------------------------------------------------------------

Brett Chandler             (410) 720-6680
Pager                      (800) 759-8888 PIN #1155451
E-Mail                     BRETT.CHANDLER@COLUMBIAMD.NCR.COM

ELECTRONIC COMMERCE PRODUCT MANAGEMENT - ESCALATION LEVEL TWO
-------------------------------------------------------------

Gary Morrison              (937) 445-7191
E-Mail                     GARY.MORRISON@DAYTONOH.NCR.COM

Greg Sackenheim   (937) 445-1342

GENERAL MANAGER, HORIZONTAL SOLUTIONS - ESCALATION LEVEL THREE
--------------------------------------------------------------

Greg Hanson                (937) 445-4698

Vice President, Customer Information Solutions - Escalation Level Four

Mike Grabeman              (937) 445-4600

                                                    NET.B@NK
                                          CONTACT AND ESCALATION LIST
                                           (insert information here)

                                                     BISYS
                                          CONTACT AND ESCALATION LIST
                                           (insert information here)

                   ATTACHMENT B TO ORDER FOR SERVICES

                                NET.B@NK
                       CONTACT AND ESCALATION LIST


FIRST LEVEL SUPPORT
-------------------

Customer Service  1-888-256-6932            All

TECHNICAL SUPPORT - ESCALATION LEVEL ONE
----------------------------------------

Tom Cable           (770) 753-1404            Chief Technology Officer
                    (770) 623-1963 (home)
                    (770) 265-5342 (cell)

Scott Walch         (770) 343-1409            Manager of Product Development
                    (770) 448-3808 (home)

OPERATIONS SUPPORT - ESCALATION LEVEL ONE

Catherine Storey    (770) 753-1406            Director of Operations

Stacy Crawford      (770) 343-6006 x440       Customer Service Day Supervisor

Maria Peluso-Smith  (770) 343-6006 x447       Customer Service Night Supervisor


SENIOR MANAGEMENT - ESCALATION LEVEL TWO
----------------------------------------

Don Shapleigh       (770) 753-1402            President
                    (770) 395-1256






                               BISYS
                     CONTACT AND ESCALATION LIST
                      (insert information here)

                          BISYS DATA CENTER
                       CHERRY HILL, NEW JERSEY

                   AFTER HOURS ESCALATION PROCEDURES
                (800) 824-5898 DEPRESS 0 AFTER RECORDING
                (609) 424-0150 DEPRESS 0 AFTER RECORDING
                          (609) 424-5031 FAX
                          (609) 424-8323 FAX


                      OPERATIONS                         TELECOMMUNICATIONS
                      ----------                         ------------------
    First Level       Shift Operator                     Shift Operator

    Second Level      Shift Supervisor                       Shift Supervisor

    Third Level       Bob Gauthier                       Doug Jones

    Fourth Level      Bob Lake                           John Bush

    Fifth Level       Bill Johnson                       Bill Johnson


If Escalation to Bill Johnson is necessary and unsuccessful, contact Alan Najjar at home
                              (770) 972-6527.

     During business hours, Jan Taylor, Bethann Volz, or Ronnie Henderson can locate Mr. Johnson.